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                       SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported) JULY 27, 1999
                                                          -------------
                               WAVE SYSTEMS CORP.
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               (Exact Name of Registrant as Specified in Charter)

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
        DELAWARE                       0-24752                      13-3477246
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
(State or Other Jurisdiction          (Commission                 (IRS Employer
        of Incorporation)             File Number)                Identification No.)
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                  480 PLEASANT STREET, LEE, MASSACHUSETTS 01238
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               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (413) 243-1600
                                                           --------------
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                                      -2-


  ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

        On July 27, 1999, Wave Systems Corp. (Wave), a provider of electronic commerce, content distribution and security services, acquired, via a reverse-triangular merger, all of the issued and outstanding shares of capital stock of N*ABLE Technologies ("N*ABLE"), a security solutions company incorporated under Delaware law, from all of the shareholders thereof.

        The aggregate consideration paid by Wave to the Selling Shareholders consisted of 2,781,263 shares of Wave's Class A Common Stock (subject to certain post-closing adjustments as provided in the Agreement). The closing price per share for Wave's Class A Common Stock as of July 27, 1999 was $10.38. The terms of the Agreement were determined in arm's-length negotiations between Wave and N*ABLE.

        N*ABLE produces hardware-based security solutions for the protection of sensitive user data within network client systems, including a hardware-based security co-processor that manages the secure transfer of sensitive payment, or personal information to and from desktop computers. Founded in 1996, N*ABLE is located in Danvers, Massachusetts, with offices in Cupertino, California and Bouguenais, France.

        All other information required by Item 2 is set forth in the Agreement filed as Exhibit 2 hereto, and is incorporated herein by reference.

  ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (a)    FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

        In accordance with Item 7(a)(4) of Form 8-K, the financial statements required by this Item 7(a) of Form 8-K and Rule 3-05(b) of Regulation S-X will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

        (b)    PRO FORMA FINANCIAL INFORMATION.

        In accordance with Item 7(b)(2) of Form 8-K, the pro forma financial information required by this Item 7(b) of Form 8-K will be filed by amendment to this initial report no later than 60 days after the date of the filing of this report.

        (c)    EXHIBITS.

        Exhibit 99.1   Agreement and Plan of Merger, dated as of July 27,
                       1999, by and among Wave, Wave Acquisition Corporation (a Delaware corporation and a wholly-owned subsidiary of
                       Wave) and N*ABLE Technologies Incorporated. (Does not include Exhibits or Disclosure Schedules. Wave will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)
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                                      -3-


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WAVE SYSTEMS CORP.

                               By:   /s/ Peter J. Sprague
                                     ------------------------------------
                                     Peter J. Sprague
                                     Chairman and Chief Executive Officer

Dated:  August 11, 1999
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                                  EXHIBIT INDEX

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EXHIBIT NO.                   DESCRIPTION
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
   99.1 Agreement and Plan of Merger, dated as of July 27, 1999, by and among Wave, Wave Acquisition Corporation (a Delaware corporation and a wholly-owned subsidiary of
                       Wave) and N*ABLE Technologies Incorporated. (Does not include Exhibits or Disclosure Schedules. Wave will furnish a copy of any such omitted exhibit or schedule to the Commission upon request.)
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